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                          THE CHALONE WINE GROUP, LTD.






                           FIRST AMENDMENT AND CONSENT

                           Dated as of August 23, 2002


                                       To


                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
                           Dated as of April 19, 2002





 Re: $5,000,000 Adjustable Rate Senior Secured Notes, Series A, Due
   September 15, 2010
 $10,000,000 Adjustable Rate Senior Secured Notes, Series B, Due
   September 15, 2010
 $15,000,000 Adjustable Rate Senior Secured Notes, Series C, Due
   September 15, 2010



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

   FIRST AMENDMENT AND CONSENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                  This First Amendment and Consent dated as of August 23, 2002 (the or this "FIRST AMENDMENT") to the Amended and Restated Note Purchase Agreement dated as of April 19, 2002 is among The Chalone Wine Group, Ltd., a California corporation ("COMPANY"), the Subsidiary Guarantors (as defined below) and Farm Credit Services of America, PCA and AgStar Financial Services, PCA DBA Farm Credit Services Commercial Finance Group (collectively, the "NOTEHOLDERS").

                                    RECITALS:

                  A. The Company and the Noteholders have heretofore entered into that certain Amended and Restated Note Purchase Agreement dated as of April 19, 2002 (the "NOTE AGREEMENT"). The Company has heretofore issued its $5,000,000 Adjustable Rate Senior Secured Notes, Series A, Due September 15, 2010 bearing PPN 157639 B* 5 (the "SERIES A NOTES"), dated April 19, 2002, its $10,000,000 Adjustable Rate Senior Secured Notes, Series B, Due September 15, 2010 bearing PPN 157639 B@ 3 (the "SERIES B NOTES"), dated April 19, 2002 and its $15,000,000 Adjustable Rate Senior Secured Notes, Series C, Due September 15, 2010 bearing PPN 157639 B# 1 and dated April 19, 2002 (the "SERIES C NOTES"; the Series A Notes, the Series B Notes and the Series C Notes are hereinafter collectively referred to as the "NOTES") pursuant to the Note Agreement. The Noteholders are the holders of 100% of the principal amount of the Notes presently outstanding.

                  B. Edna Valley Vineyard, a California general partnership ("EDNA VALLEY"), Canoe Ridge Vineyard L.L.C., a Washington limited liability company ("CANOE RIDGE"), Staton Hills Winery Company Limited, a Washington corporation ("STATON HILLS"), Canoe Ridge Winery, Inc., a Washington corporation ("CANOE RIDGE WINERY") and SHW Equity Co., a Washington corporation ("SHW") (Edna Valley, Canoe Ridge, Staton Hills, Canoe Ridge Winery and SHW are hereinafter collectively referred to as the "SUBSIDIARY Guarantors") have heretofore entered into those certain Subsidiary Guarantee Agreements, each dated as of April 19, 2002 (collectively, the "SUBSIDIARY GUARANTEE AGREEMENTS") under and pursuant to which each of the Subsidiary Guarantors guaranteed the payment of the Notes and the performance by the Company of its obligations under the Note Agreement.

                  C. The Company  desires to consummate  the Winery  Acquisition
(as defined herein) and in connection therewith issue its Convertible Subordinated Promissory Notes dated August 23, 2002 (the "SUBORDINATED NOTES") to the sellers, Les Domaines Baron de Rothschild (Lafite) ("DBR") and SFI Intermediate Limited ("SFI", DBR and SFI are collectively referred to as the "SELLERS") and the Company and the Noteholders now desire to consent to the Winery Acquisition and to amend the Note Agreement as of August 23, 2002 (the "EFFECTIVE DATE") in the respects, but only in the respects, hereinafter set forth. The Subsidiary Guarantors now desire to affirm their respective obligations under the Subsidiary Guarantee Agreements.

                  D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

                  NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in SS.6 hereof, the Company, the Subsidiary Guarantors and the Noteholders, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:


     SECTION 1 DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreement shall have the meaning assigned to such term in the Note Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Note Agreement shall from and after the date hereof refer to the Note Agreement as amended hereby.

     SECTION 2    AMENDMENTS.


     (a) Schedule B to the Note Agreement shall be and is hereby amended by the following:

          (i) A new defined term "SHAREHOLDER SUBORDINATED DEBT" is inserted in proper alphabetical order as follows:

                  "SHAREHOLDER SUBORDINATED DEBT" means the Indebtedness of the Company evidenced by (i) that certain Convertible Subordinated Promissory Note dated August 23, 2002, made by the Company in favor of Les Domaines Baron de Rothschild (Lafite) ("DBR"), in the original principal amount of $8,250,000 and (ii) that certain Convertible Subordinated Promissory Note dated August 23, 2002, made by the Company in favor of SFI Intermediate Limited ("SFI"), in the original principal amount of $2,750,000, which convertible subordinated promissory notes were issued by the Company pursuant to that certain Convertible Note Purchase Agreement dated as of August 23, 2002, among the Company, DBR and SFI, and the proceeds of which shall be used by the Company to complete the Winery Acquisition and for capital expenditures permitted under this Agreement."

          (ii) A new defined term "WINERY ACQUISITION" is inserted in proper alphabetical order as follows:

                  ""WINERY ACQUISITION" means the acquisition by the Company of all of the capital stock, or all or substantially all of the assets, of Napa Beaucanon Company for a purchase price not to exceed $9,500,000."

          (iii) The definition of "Subordinated Debt" is hereby amended by deleting the reference to "Section 10.04(a)(viii)" and replacing it with "Section 10.5(k)."

          (iv) The definition of "Subsidiary Guarantor" is hereby amended by adding ", Canoe Ridge Winery, Inc." after the words "Staton Hills Winery Company Ltd." therein.

     (b) Section 9.8 of the Note Agreement is amended by deleting the reference to "Section __" and replacing it with "Section 8.7(c)."

     (c) Section 10.4 of the Note Agreement is amended by inserting after subsection (e) the following new sentence:

                  "The financial covenants set forth in subsections 10.4(a) (captioned "Leverage Ratio"), 10.4(c) (captioned "Interest Coverage Ratio") and 10.4(d) (captioned "Fixed Charge Coverage Ratio") shall be calculated without giving effect to the principal amount of the Shareholder Subordinated Debt or any interest payable thereunder."

     (d) Subsection 10.5(k) of the Note Agreement is amended and restated as follows:

                  "(k) (i) until August 23, 2004, Indebtedness under the Shareholder Subordinated Debt in an aggregate principal amount not to exceed $11,000,000; and (ii) other Indebtedness subordinated to the Obligations on terms satisfactory to the Required Holders in an aggregate principal amount not to exceed $2,000,000 at any time outstanding; and"

     (e) Section 11(n) of the Note Agreement is amended by deleting the words "[intentionally omitted]" and replacing it with "the outstanding principal amount and all accrued interest on the Shareholder Subordinated Debt shall not have been extinguished and converted into shares of common stock of the Company pursuant to a non-cash transaction on or before August 23, 2004."

     SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), each of the Company and the Subsidiary Guarantors represent and warrant to the Noteholders that:

     (a) since June 30, 2002, there has been no change in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has had, or reasonably could be expected to have, a Material Adverse Effect;

     (b) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and Subsidiary Guarantors enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

     (c) the Note Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

     (d) the execution, delivery and performance by the Company and the Subsidiary Guarantors of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Note Agreement (as amended by this First Amendment), or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this SS.3(D);

     (e) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

     (f) except as otherwise set forth in the Schedules to the Note Agreement or on Schedule I hereto, all the representations and warranties contained in SS.5 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company and Subsidiary Guarantors on and as of the date hereof.

     SECTION 4 AFFIRMATION OF SUBSIDIARY GUARANTEE AGREEMENTS. Each of the Subsidiary Guarantors hereby affirm each of their obligations under their respective Subsidiary Guarantee Agreements after giving effect to this First Amendment.

     SECTION 5 CONSENT TO WINERY ACQUISITION. Pursuant to Section 10.8(e) of the Note Agreement, the Required Holders hereby consent to the Winery Acquisition (as defined herein); PROVIDED that (a) immediately prior to and after giving effect to such acquisition, no Event of Default shall have occurred and be continuing, (b) after giving effect to such acquisition, the Company shall be in full pro forma compliance with each of the financial covenants set forth in Section 10.4 (as amended by this First Amendment), measured as of the last day of the fiscal quarter then most recently ended, and (c) the prior effective written consent or approval to such acquisition of the board of directors or equivalent governing body of the acquiree shall have been obtained.

     SECTION 6 CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

     (a) executed counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

     (b) the representations and warranties of the Company and the Subsidiary Guarantors set forth inSS.3 hereof are true and correct on and with respect to the date hereof;

     (c) the Company shall have paid the reasonable fees and expenses of McDermott, Will & Emery, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment; and

     (d) the  Company  shall  have  complied  with the terms and  provisions  of
Section 9.9 of the Note Agreement.

     SECTION      7 MISCELLANEOUS.

     (a) This First Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement, as amended on the date hereof, are hereby ratified and shall be and remain in full force and effect.

     (b) Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific references to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

     (c) The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     (d) This First Amendment shall be governed by and construed in accordance with New York law.

     (e) The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this first amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written

                                THE CHALONE WINE GROUP, LTD.

                                By:
                                     ___________________________________________
                                     Title


                                EDNA VALLEY VINEYARD

                                     By:  The Chalone Wine Group, Ltd.,
                                          Managing General Partner

                                     By:
                                     ___________________________________________
                                        Title

                                SHW EQUITY CO.

                                By:
                                     ___________________________________________
                                     Title

                                CANOE RIDGE VINEYARD, L.L.C.

                                By:
                                     ___________________________________________
                                     Title


                                STATON HILLS WINERY COMPANY LIMITED

                                By:
                                     ___________________________________________
                                     Title


                                CANOE RIDGE WINERY, INC.

                                By:
                                     ___________________________________________
                                     Title

Accepted and Agreed:            FARM CREDIT SERVICES OF AMERICA,
                                PCA

                                By:
                                     ___________________________________________
                                     Title

Accepted and Agreed:            AGSTAR FINANCIAL SERVICES, PCA,
                                DBA FARM CREDIT SERVICES
                                COMMERCIAL FINANCE GROUP


                                 By:
                                     ___________________________________________
                                      Title